Exhibit 10.6

                         AGREEMENT TO CONVERT DEBENTURE
                         ------------------------------


     THIS AGREEMENT (this "AGREEMENT"), is made and entered into as of the 31st day of August, 2004, by and between Hollywood Media Corp., a Florida corporation (the "COMPANY"), and CD Investment Partners, Ltd. ("CD").

                                   WITNESSETH:

     WHEREAS, CD is the registered holder of the Company's "6% Senior Convertible Debenture Due May 22, 2005" issued under Certificate No. 5, dated as of May 22, 2002 (the "DEBENTURE"), which Debenture by its terms is convertible into shares of common stock, par value $0.01, of the Company ("COMMON STOCK").

     WHEREAS, the Debenture Certificate recites that as of the date of issuance of the Debenture to CD the Debenture was convertible based on a Conversion Price of $3.46 per share, however, as a result of certain antidilution adjustments under the terms of the Debenture in connection with the Company's private placement in February 2004, the Conversion Price was reduced to $3.30 per share.

     WHEREAS, the Debenture was originally purchased from the Company by and thereupon issued to, Carpe Diem Long Short Fund, LLC in May 2002, and the Debenture was subsequently assigned to CD as of March 1, 2003.

     WHEREAS, the parties hereto desire to agree to convert the Debenture upon the terms and agreements provided herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties, intending to be legally bound, hereby acknowledge, confirm and agree as follows:

     1. Notwithstanding anything to the contrary in the Debenture, it is agreed that the Debenture shall automatically convert and be converted into shares of Common Stock, on the terms provided below, on and as of any date to be selected by CD (as evidenced by delivery of a Conversion Notice in the form attached hereto as Exhibit I) from the days commencing with the date hereof through September 30, 2004, provided, however, that if no such date is selected then such conversion shall be on and effective as of September 30, 2004. Pursuant to such conversion, the full ($200,000) principal amount of the Debenture shall automatically be converted at a Conversion Price of $3.05 per share of Common Stock into an aggregate of 65,574 shares of Common Stock. Accrued and unpaid interest on the Debenture shall be paid in Interest Shares as provided in Section 4(a) of the Debenture except that the number of Interest Shares shall be calculated using a price of $3.05 per share (it being understood and agreed that the number of Interest Shares shall be 1,005 if the Debenture is converted on September 30, 2004). The Debenture shall terminate and cease to be


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          outstanding effective upon such conversion. Certificates evidencing the shares of Common Stock issuable upon conversion of the Debenture and the Interest Shares shall be delivered to CD no later than three
          (3) trading days after CD's delivery of the Conversion Notice to the Company.

     2. CD will deliver the original Debenture to the Company promptly after the date of conversion under the foregoing section 1, and CD will sign and deliver to the Company the conversion notice attached to this Agreement.

     3. CD hereby confirms to the Company that (i) CD does not have any (and CD hereby releases any) claims under the terms of the Debenture (or its related registration rights agreement) arising out of or related to the Company's communications to CD, dated April 20, 2004, regarding its acquisition of Studio Systems, Inc. or the Company's consummation of the acquisition and (ii) CD's consent was not required for the consummation of such acquisition.

     4. No party hereto shall make any disclosure of this Agreement or any of the matters contained herein; it being agreed that either party shall be permitted to disclose this Agreement or any of the matters contained herein if such party determines in its good faith judgment that such disclosure is required by applicable law.

     5. The Company represents and warrants that (i) the issuance of the Common Stock upon conversion of the Debenture has been duly authorized and no additional corporate or stockholder action is required for the approval thereof and (ii) no consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery by the Company of this Agreement, the Company's performance of its obligations hereunder and/or the amendment to the Debenture contemplated hereby.

     6. CD represents and warrants that no consent, authorization, order or approval of, or filing or registration with, any governmental authority or other person is required for the execution and delivery by CD of this Agreement or CD's performance of its obligations hereunder.

     7. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one instrument.

     8. This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York. This Agreement constitutes the entire understanding and agreement between the parties hereto with respect to the subject matter hereof.

                            [signature page follows]

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

     IN WITNESS WHEREOF, the undersigned parties have executed this AGREEMENT TO CONVERT DEBENTURE as of the day and year first above written.



HOLLYWOOD MEDIA CORP.                           CD INVESTMENT PARTNERS, LTD.

                                                By:  CD Capital Management LLC
By:  /s/ Mitchell Rubenstein                    Its: Investment Manager
     -----------------------
Name:    Mitchell Rubenstein
Title:   Chief Executive Officer
                                                By:  /s/ John Ziegelman
                                                      ------------------
                                                Name:    John Ziegelman
                                                Title:   President

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

                                    EXHIBIT I
                                    ---------

                      (To be Executed by Registered Holder
                      ------------------------------------
                         in order to Convert Debenture)
                         ------------------------------

                                CONVERSION NOTICE
                                -----------------
                                       FOR
                                       ---
                6% SENIOR CONVERTIBLE DEBENTURE DUE MAY 22, 2005
                ------------------------------------------------

         The undersigned, CD INVESTMENT PARTNERS, LTD., as Holder of the 6% Senior Convertible Debenture Due May 22, 2005 of HOLLYWOOD MEDIA CORP. (the "Company"), No. 5, in the outstanding principal amount of $200,000 (the "Debenture"), hereby elects to convert ALL of the outstanding principal amount of the Debenture into shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company according to the conditions of the Debenture, as of the date written below.

         Date of Conversion:  ________, 2004

         Principal Amount of Debentures to be converted:  $200,000

         Tax ID Number (If applicable):  01-0758615

Please confirm the following information:

         Conversion Price:  $3.05 per Share

         Number of shares of Common Stock to be issued:  65,574 SHARES

         Is the Variable Price being relied on pursuant to Section 6(c) of the Debenture?

         (check one)  YES ____ No _X_

         Please issue the Common Stock into which the Debentures are being converted and, if applicable, any check drawn on an account of the Company in the following name and to the following address:

         Issue to:  CD Investment Partners, Ltd.

         Address:  2 North Riverside Plaza, Suite 600
                         Chicago, Illinois 60606

                   Attn:  John Ziegelman, President

         Telephone Number: (312) 466-3226

         Facsimile Number: (312) 559-1288

         Authorization (signature) :
                                    --------------------------------------------

         By (print name) :
                          ------------------------------------------------------

         Title (for Holder):
                            ----------------------------------------------------

         Dated:  _________, 2004




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

                                 ACKNOWLEDGMENT


         HOLLYWOOD MEDIA CORP. (the "Company") hereby acknowledges this Conversion Notice by CD INVESTMENT PARTNERS, LTD. and hereby directs American Stock Transfer & Trust Co. ("AST") to issue the above indicated 65,574 shares of Common Stock in accordance with the agreed Transfer Agent Instructions dated May 22, 2002 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Co.

In accordance with said Transfer Agent Instructions, the stock certificates for such shares may be issued without the restrictive legend therein if AST is provided with the requisite opinion of counsel (it being contemplated that the shares may be eligible for sale under Rule 144(k) thereby eliminating the need for such legend if provided in such opinion).




                                      HOLLYWOOD MEDIA CORP.


                                      By:
                                         ------------------------------------
                                         Name:
                                               ------------------------------
                                         Title:
                                               ------------------------------
Dated:  _______, 2004



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